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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 25, 2005, NS Group, Inc. announced that it will host a conference call and simultaneous web cast on Wednesday, February 9, 2005 at 10:00 a.m. eastern time to review its results for the quarter and the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1	January 25, 2005 NS Group, Inc. press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.
Date: January 26, 2005	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President-Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	January 25, 2005 NS Group, Inc. press release